QUARTERLY FINANCIAL INFORMATION (UNAUDITED) (Tables)	12 Months Ended
Dec. 26, 2020
Quarterly Financial Information

The following table sets forth selected financial information for all of the quarters, consisting of 13 weeks during the years ended December 26, 2020 and December 28, 2019, respectively, (in thousands, except per share data):

	First		Second		Third		Fourth
	2020	2019	2020	2019	2020	2019	2020	2019
Net sales	$1,032,062	$1,015,125	$1,242,001	$1,239,817	$1,486,227	$1,163,026	$1,393,708	$998,041
Gross profit	167,236	154,267	204,931	186,726	241,074	187,270	187,055	157,255
Net earnings	40,570	36,002	69,694	55,145	78,861	52,581	64,757	38,676
Net earnings attributable to controlling interest	40,159	35,540	66,463	54,515	77,204	51,859	62,952	37,736
Basic earnings per share	0.65	0.58	1.08	0.88	1.25	0.84	1.02	0.61
Diluted earnings per share	0.65	0.58	1.08	0.88	1.25	0.84	1.02	0.61